                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 20, 2004 relating to the financial statements, which appears in URS Corporation's Annual Report on Form 10-K for the year ended October 31, 2003. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                                  /s/ PricewaterhouseCoopers LLP

San Francisco, CA
January 26, 2004